FIRST QUARTER 2025 RESULTS NASDAQ: FULT Data as of or for the period ended March 31, 2025 unless otherwise noted

This presentation may contain forward-looking statements with respect to Fulton Financial Corporation's (the "Corporation“ or “Fulton”) financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as "may," "should," "will," "could," "estimates," "predicts," "potential," "continue," "anticipates," "believes," "plans," "expects," "future," "intends," “projects,” the negative of these terms and other comparable terminology. These forward-looking statements may include projections of, or guidance on, the Corporation’s future financial performance, expected levels of future expenses, including future credit losses, anticipated growth strategies, descriptions of new business initiatives and anticipated trends in the Corporation’s business or financial results. Management’s "2025 Operating Guidance" contained herein is compri sed of forward-looking statements. Forward-looking statements are neither historical facts, nor assurance of future performance. Instead, the statements are based on current beliefs, expectations and assumptions regarding the future of the Corporation’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Corporation’s control, and actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements. Any forward-looking statement is based only on information currently available and speaks only as of the date when made. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation’s actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2024 and other periodic reports, which have been, or will be, filed with the Securities and Exchange Commission (the "SEC") and are, or will be, available in the Investor Relations section of the Corporation’s website (www.fultonbank.com) and on the SEC’s website (www.sec.gov). The Corporation uses certain financial measures in this presentation that have been derived by methods other than generally accepted accounting principles ("GAAP"). These non-GAAP financial measures are reconciled to the most comparable GAAP measures at the end of this presentation. 2

3 First Quarter 2025 Financial Highlights (1) Non-GAAP financial measures. Please refer to the calculation and management’s reason for using this measure on the slide titled “Non -GAAP Reconciliation” at the end of this presentation. Productivity: • Operating Net Income Available to Common Shareholders of $0.52 per Diluted Share • Solid operating profitability metrics • Improvements in Efficiency and Operating Expense levels • Increases to PPNR and PPNR / Average Assets Focus: • Benefits realization related to core strategy • Risk management actions impacting loan growth • Strengthening of the balance sheet • Progress on key strategic initiatives 1Q25 4Q24 1Q25 4Q24 Net Income Available to Common Shareholders (dollars in millions) $90.4 $66.1 $95.5 $88.9 Return on Average Assets (annualized) 1.18% 0.85% 1.25% 1.14% Return on Average Tangible Common Equity (annualized; non-GAAP) -- -- 15.95% 14.83% Efficiency Ratio (non-GAAP) -- -- 56.7% 58.4% Operating Expenditures / Average Assets (annualized) 2.40% 2.68% 2.32% 2.36% Diluted Earnings Per Share $0.49 $0.36 $0.52 $0.48 Pre-Provision Net Revenue ("PPNR") (dollars in millions; non-GAAP) -- -- $135.3 $131.2 PPNR / Average Assets (annualized; non-GAAP) -- -- 1.72% 1.63% GAAP Reported Operating (1)

(1) Non-GAAP financial measure. Please refer to the calculation and management’s reason for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. 4 Income Statement Summary 1Q25 4Q24 Linked-Quarter Change Net interest income $251,187 $253,659 ($2,472) Provision for credit losses 13,898 16,725 (2,827) Non-interest income 67,234 65,924 1,310 Securities (losses) (2) - (2) Non-interest expense 189,460 216,615 (27,155) Income before income taxes 115,061 86,243 28,818 Income taxes 22,074 17,623 4,451 Net income 92,987 68,620 24,367 Preferred stock dividends (2,562) (2,562) - Net income available to common shareholders $90,425 $66,058 $24,367 Net income available to common shareholders, per share (diluted) $0.49 $0.36 $0.13 Operating net income available to common shareholders, per share (diluted)(1) $0.52 $0.48 $0.04 ROAA 1.18% 0.85% 0.33% Operating ROAA(1) 1.25% 1.14% 0.11% ROAE 11.98% 8.68% 3.30% Operating ROAE (tangible)(1) 15.95% 14.83% 1.12% Efficiency ratio(1) 56.7% 58.4% -1.7% (dollars in thousands, except per-share data)

• NIM was 3.43% in the first quarter of 2025, increasing two basis points compared to the fourth quarter of 2024. • Loan yields decreased by 11 basis points during the first quarter of 2025 to 5.86% compared to 5.97% in the fourth quarter of 2024. Loan yields were impacted by the full quarter affect of lower federal funds rate. • Total cost of deposits was 2.03% for the first quarter of 2025, a decrease of 11 basis points compared to the fourth quarter of 2024. Disciplined deposit pricing and product management drove costs lower. 5 Net Interest Income and Net Interest Margin (“NIM”) 1Q25 Highlights Net Interest Income(1) & NIM Average Deposits and Borrowings & Other and Cost of Funds Average Interest-Earning Assets & Yields (dollars in millions) (dollars in billions) (dollars in billions) (1) Net interest income on a non-fully taxable-equivalent basis.

6 Non-Interest Income 1Q25 Highlights • Linked quarter increase of $1.3 million, benefited by a $2.4 million adjustment in equity method investments • Commercial banking income decreased due to day count and activity-based revenue • Consumer fees primarily impacted by day count • Mortgage banking activity at seasonal lows ahead of the spring/summer buying season; gain on sale spreads declined 33 basis points linked quarter (dollars in thousands) 1Q25 4Q24 3Q24 4Q24 3Q24 Commercial banking $21,329 $22,454 $22,289 ($1,125) ($960) Wealth management 21,785 22,002 21,596 (217) 189 Consumer banking 13,068 14,309 14,928 (1,241) (1,860) Mortgage banking 3,138 3,759 3,142 (621) (4) Gain on acquisition, net of tax - (2,689) (7,706) 2,689 7,706 Other 7,914 6,089 5,425 1,825 2,489 Non-interest income before investment securities gains (losses) $67,234 $65,924 $59,674 $1,310 $7,560 Investment securities gains (losses), net (2) - (1) (2) (1) Total Non-Interest Income $67,232 $65,924 $59,673 $1,308 $7,559 Change Since

Non-Interest Expense

(dollars in thousands)	1Q25	4Q24	3Q24	Change Since 4Q24	Change Since 3Q24
Salaries and employee benefits	$103,526	$107,886	$118,824	($4,360)	($15,298)
Data processing and software	18,599	19,550	20,314	(951)	(1,715)
Net occupancy	18,207	16,417	18,999	1,790	(792)
Other outside services	11,837	14,531	15,839	(2,694)	(4,002)
Intangible Amortization	6,269	6,282	6,287	(13)	(18)
FDIC insurance	5,597	5,921	5,109	(324)	488
Equipment	4,150	4,388	4,860	(238)	(710)
Professional fees	(1,078)	3,387	2,811	(4,465)	(3,889)
Acquisition-related expenses	380	9,637	14,195	(9,257)	(13,815)
Other	21,973	28,616	18,851	(6,643)	3,122
Total non-interest expense	**$189,460**	**$216,615**	**$226,089**	**($27,155)**	**($36,629)**
Non-GAAP Adjustments:					
Less: Intangible amortization	(6,269)	(6,282)	(6,287)	13	18
Less: Acquisition-related expenses	(380)	(9,637)	(14,195)	9,257	13,815
Less: FDIC special assessment	-	-	16	-	(16)
Less: FultonFirst implementation and asset disposals	47	(10,001)	(9,385)	10,048	9,432
Operating non-interest expense[(1)]	**$182,858**	**$190,695**	**$196,238**	**($7,837)**	**($13,380)**

1Q25 Highlights

- Operating expense down $7.8 million on a linked-quarter basis
- Decrease in professional fees driven by a recovery of previously incurred fees
- Overall expense management contributed to declines in most categories
- Negligible FultonFirst implementation costs in 1Q25, with $14 million projected for the remainder of 2025

FULTON FINANCIAL CORPORATION

(1) *Non-GAAP financial measures. Please refer to the calculation and management's reason for using this measure on the slide titled "Non-GAAP Reconciliation" at the end of this presentation.*

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8 Asset Quality Provision for Credit Losses Non-Performing Assets (“NPAs”) & NPAs to Assets Net Charge-offs (“NCOs”) and NCOs to Average Loans ACL(1) to NPLs & Loans (1) The allowance for credit losses (“ACL”) relates specifically to “Loans, net of unearned income” and does not include reserves related to off-balance sheet credit exposures.

9 (1) Regulatory capital ratios and excess capital amounts as of March 31, 2025 are preliminary estimates. (2) Excesses shown are to regulatory minimums, including the 250 basis point capital conservation buffer, except for Tier 1 Leverage which is the well- capitalized minimum. (as of March 31, 2025) (dollars in millions) (2) Capital Ratios(1)

2025 Operating Guidance 10 (1) NII is on a non-FTE basis; incorporates four 25 basis point federal funds rate decreases starting in June 2025. (2) Excludes non-operating expenses and core deposit intangible (“CDI”) amortization. Income Statement Line Item Expected Range Outlook Non-FTE Net Interest Income ("NII") (1) $995 million - $1.020 billion Low single digit interest earning asset growth [ FTE Adjustment for NIM calculation ] [ ~$17 million annualized ] Provision for Credit Losses $60 - $80 million Low single digit loan growth and continued credit trends Non-Interest Income $265 - $280 million Steady customer activity offset by the impact of higher rates on transactional businesses Non-Interest Expense (Operating) (2) $755 - $775 million Relatively flat to 2024 Non-Operating Assumptions: [ 2025 CDI expense ] [ $22.5 million ] [ 2H25 steps down to $5.2 million per quarter from $6.1 million per quarter ] [ Non-Operating Expenses ] [ $14 million ] [ Estimated 2025 FultonFirst implementation expenses ] Effective Tax Rate: 18% - 19% Updated from 18.0% +/-

11 Deposit Portfolio That Is Granular, Tenured and Diversified With Significant Liquidity Coverage Deposit Mix By Customer (March 31, 2025) Deposit Portfolio Highlights(1) 885,025 deposit accounts $30,208 average account balance ~10 year average account age 23% net estimated uninsured deposits 276% coverage of net estimated uninsured deposits Deposit Mix By Product(2) (1) As of March 31, 2025. Estimated uninsured deposits net of collateralized municipal deposits and inter-company deposits. For the calculation of the coverage of net estimated uninsured deposits, please refer to the slide titled “Liquidity Profile.” (2) Deposit balances are ending balances. (dollars in millions)

12 Balance Sheet Maintains Flexibility (1) Time deposits include brokered certificates of deposit (“CDs”). Time deposits provide gradual tailwind in current environment Deposit Mix by Product Type(1) (March 31, 2025) Loan Mix by Rate Type (March 31, 2025) The majority of adjustable-rate loans reprice beyond two years Loans by Rate Type Balance (dollars in millions) Weighted Average Contractual Repricing Date (years) Variable $9,879 0.07 Fixed 8,307 - Adjustable 5,677 4.38 CD Maturities (next twelve months) Balance (dollars in millions) Average Cost (%) 2nd Quarter 2025 $1,402 4.41% 3rd Quarter 2025 1,366 4.16% 4th Quarter 2025 1,152 3.99% 1st Quarter 2026 475 3.45% Total $4,395 4.12%

The Loan Portfolio Remains Diversified and Granular With Low Office Concentration at 3% of Total Loans 13 (1) LTV as of most recent appraisal. (2) Metropolitan Statistical Areas or “MSA” titled in short name for presentation purposes. Geographically Diverse by MSA(2)Maturing Over Time Total Loan Portfolio (March 31, 2025) Office Only Profile Total Office Loan Commitments: $812 million Total Office Loans Outstanding: $765 million Average Loan Size: $2.2 million Weighted Average loan-to-value(1) ("LTV"): 58% Weighted Average Debt Service Coverage Ratio ("DSCR"): 1.35x Class A: 28% Class B: 33% Class C: 9% Not Classified: 30%

Multi-Family Loans Represent 8% of the Total Loan Portfolio With a Small Average Loan Size, Low LTV and Solid DSCR 14 Diversified by Geographical MSA(2) Total Loan Portfolio (March 31, 2025) Multi-Family Profile Maturing Over Time (1) LTV as of most recent appraisal. (2) Metropolitan Statistical Areas or “MSA” titled in short name for presentation purposes. Total Multi-Family Loan Commitments: $2.3 billion Total Multi-Family Loans Outstanding: $1.9 billion Average Loan Size: $3.3 million Weighted Average LTV(1): 60% Weighted Average DSCR: 1.32x Class A: 47% Class B: 13% Class C: 4% Not Classified: 36%

Available Liquidity March 31, 2025 Cash On-Hand (1) 686$ Federal Reserve Capacity 3,974 Total Available @ Federal Reserve 3,974$ FHLB Borrowing Capacity 11,382 Advances(2) (766) Letters of Credit (4,208) Total Available @ FHLB 6,408$ Total Committed Liquidity 10,382$ Fed Funds Lines 2,556 Outstanding Net Fed Funds - Total Fed Funds Lines Available 2,556$ Brokered Deposit Capacity (3) 4,160 Brokered & Wholesale Deposits (738) Total Brokered Deposit Availability 3,422$ Total Uncommitted Available Liquidity 5,978$ Total Available Liquidity 17,046$ Estimated Uninsured Deposits March 31, 2025 Total Deposits 26,329$ Estimated Uninsured Deposits 9,380$ Estimated Uninsured Deposits to Total Deposits 36% Estimated Uninsured Deposits 9,380$ Less: Collateralized Municipal Deposits (3,195) Net Estimated Uninsured Deposits (4) 6,185$ Net Estimated Uninsured Deposits to Total Deposits 23% Committed Liquidity to Net Estimated Uninsured Deposits 168% Available Liquidity to Net Estimated Uninsured Deposits 276% 15 Liquidity Profile (1) Includes cash at the FHLB and Federal Reserve and vault cash for liquidity purposes only. (2) Includes accrued interest, fees, and other adjustments. (3) Brokered deposit availability is based upon internal policy limit. (4) Net estimated uninsured deposits are net of collateralized municipal deposits and inter-company deposits. (dollars in millions) (dollars in millions) • Robust liquidity profile with additional capacity at the Federal Reserve, FHLB and other available funding sources • Total available liquidity significantly exceeds net estimated uninsured deposits • On balance sheet liquidity remains a focus

16 Note: The Corporation has presented the following non-GAAP financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Corporation strongly encourages a review of its condensed consolidatedfinancial statements in their entirety. Non-GAAP Reconciliation Three months ended (dollars in thousands) Mar 31 Dec 31 2025 2024 Operating net income available to common shareholders Net income available to common shareholders 90,425$ 66,058$ Less: Other revenue (122) (269) Plus: Gain on acquisition, net of tax - 2,689 Plus: Core deposit intangible amortization 6,155 6,155 Plus: Acquisition-related expense 380 9,637 Plus: FultonFirst implementation and asset disposals (47) 10,001 Less: Tax impact of adjustments (1,337) (5,360) Operating net income available to common shareholders (numerator) 95,454$ 88,911$ Weighted average shares (diluted) (denominator) 184,077 183,867 Operating net income available to common shareholder, per share (diluted) 0.52$ 0.48$

17 Non-GAAP Reconciliation Three months ended (dollars in thousands) Mar 31 Dec 31 2025 2024 Operating return on average assets Net income 92,987$ 68,620$ Less: Other revenue (122) (269) Less: Loss (gain) on acquisition, net of tax - 2,689 Plus: Core deposit intangible amortization 6,155 6,155 Plus: Acquisition-related expense 380 9,637 Plus: FultonFirst implementation and asset disposals (47) 10,001 Less: Tax impact of adjustments (1,337) (5,360) Operating net income (numerator) 98,016$ 91,473$ Total average assets 31,971,601$ 32,098,852$ Less: Average net core deposit intangible (77,039) (83,173) Total Operating average assets (denominator) 31,894,562$ 32,015,679$ Operating return on average assets 1.25% 1.14%

18 Non-GAAP Reconciliation Three months ended (dollars in thousands) Mar 31 Dec 31 2025 2024 Operating non-interest expense to total average assets Non-interest expense 189,460$ 216,615$ Less: Intangible amortization (6,269) (6,282) Less: Acquisition-related expense (380) (9,637) Less: FultonFirst implementation and asset disposals 47 (10,001) Operating non-interest expense (numerator) 182,858$ 190,695$ Total average assets (denominator) $31,971,601 $32,098,852 Operating non-interest expense to total average assets 2.32% 2.36%

19 Non-GAAP Reconciliation Three months ended (dollars in thousands) Mar 31 Dec 31 2025 2024 Pre-provision net revenue / average assets Plus: Net interest income 251,187$ 253,659$ Plus: Non-interest income 67,232 65,924 Less: Non-interest expense (189,460) (216,615) Less: Other revenue (122) (269) Less: Loss (gain) on acquisition, net of tax - 2,689 Plus: Core deposit intangible amortization 6,155 6,155 Plus: Acquisition-related expense 380 9,637 Plus: FultonFirst implementation and asset disposals (47) 10,001 Pre-provision net revenue (numerator) 135,325$ 131,181$ Total average assets $31,971,601 $32,098,852 Less: Average net core deposit intangible (77,039) (83,173) Average assets (denominator) 31,894,562$ 32,015,679$ Pre-provision net revenue / average assets (annualized) 1.72% 1.63%

20 Non-GAAP Reconciliation Three months ended (dollars in thousands) Mar 31 Dec 31 2025 2024 Operating return on average common shareholders' equity (tangible) Net income available to common shareholders 90,425$ 66,058$ Less: Other revenue (122) (269) Less: Loss (gain) on acquisition, net of tax - 2,689 Plus: Intangible amortization 6,269 6,282 Plus: Acquisition-related expense 380 9,637 Plus: FultonFirst implementation and asset disposals (47) 10,001 Less: Tax impact of adjustments (1,361) (5,387) Adjusted net income available to common shareholders (numerator) 95,544$ 89,011$ Average Shareholders' equity 3,254,125$ 3,219,026$ Less: Average preferred stock (192,878) (192,878) Less: Average goodwill and intangible assets (632,254) (638,507) Average tangible common shareholders' equity (denominator) 2,428,993$ 2,387,641$ Operating return on average common shareholders' equity (tangible) 15.95% 14.83%

21 Non-GAAP Reconciliation Three months ended (dollars in thousands) Mar 31 Dec 31 Efficiency ratio 2025 2024 Non-interest expense 189,460$ 216,615$ Less: Acquisition-related expense (380) (9,637) Less: FultonFirst implementation and asset disposals 47 (10,001) Less: Intangible amortization (6,269) (6,282) Operating non-interest expense (numerator) 182,858$ 190,695$ Net interest income 251,187$ 253,659$ Tax equivalent adjustment 4,340 4,343 Plus: Total non-interest income 67,232 65,924 Less: Other revenue (122) (269) Less: Loss (gain) on acquisition, net of tax - 2,689 Plus: Investment securities (gains) losses, net 2 - Total revenue (denominator) 322,639$ 326,346$ Efficiency ratio 56.7% 58.4%

22 Non-GAAP Reconciliation (dollars in thousands, except per share data) Mar 31 Dec 31 2025 2024 Tangible book value per share Shareholders' equity $3,274,321 $3,197,325 Less: Preferred stock (192,878) (192,878) Less: Goodwill and intangible assets (629,189) (635,458) Tangible common shareholders' equity (numerator) 2,452,254$ 2,368,989$ Shares outstanding, end of period (denominator) 182,204 182,089 Tangible book value per share 13.46$ 13.01$